COMMON STOCK

NUMBER

MTCT

MTC Technologies

COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR RIDGEFIELD PARK, NJ

CUSIP 55377A 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.001 EACH OF MTC TECHNOLOGIES, INC.

transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

Dated:

David S. Gutridge
Chief Financial Officer, Treasurer and Secretary

Rajesh Soin
Chairman of the Board

Countersigned and Registered:
MELLON INVESTOR SERVICES LLC
Transfer Agent and Registrar.

By

Authorized Signature

MTC TECHNOLOGIES, INC.

THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF THE SHARES OF COMMON STOCK OF MTC TECHNOLOGIES, INC., AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS ARE SET FORTH IN THE CERTIFICATE OF INCORPORATION OF MTC TECHNOLOGIES, INC., A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM MTC TECHNOLOGIES, INC., AT ITS PRINCIPAL EXECUTIVE OFFICES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors Act

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list

For value received,                                                                                                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee)

                                                                                                                                                                              Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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